EXHIBIT 10.11

                           INVESTOR' RIGHTS AGREEMENT


         THIS INVESTOR' RIGHTS AGREEMENT is made as of June 21, 1999, by and among Jaws Technologies, Inc., a Nevada corporation, with offices at 1013 17 Avenue SW, Calgary, Alberta, (the "Company") and the INVESTOR LISTED ON SCHEDULE 1 attached hereto.

                                    RECITALS

         A. The Company proposes to sell and issue 1,000,000 shares of its Common Stock (the "Common Stock") and 834,000 Warrants exercisable for Shares of Common Stock pursuant to that certain Stock Purchase Agreement of even date herewith (the "Purchase Agreement").

         B. As a condition of entering into the Purchase Agreement, the Investor has requested that the Company grant to him certain rights (including, without limitation, registration rights) as set forth below.

                                   AGREEMENT

         In consideration of the premises hereof, the mutual promises made herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

1.       Registration Rights.
         -------------------

         1.1 Certain Definitions. As used in this Section 1 and elsewhere in this Agreement, the following terms shall have the following respective meanings:

              "Board" means the Company's board of directors, as it may exist from time to time.

              "Commission" means the Securities and Exchange Commission, or any other United States federal agency at the time administering the Securities Act (as defined below).

              "Common Stock" has the meaning set forth in the Recitals.

              "Conversion Shares" means shares of Common Stock issued or issuable upon exercise of the Warrants.

              "Exchange Act" means the Securities Exchange Act of 1934, as amended, or any similar United States federal statute, and the rules and regulations of the Commission issued under such Act, as they each may, from time to time, be in effect.

              "Glentel" means Glentel, Inc., a Canadian corporation.

              "Registration Statement" means a registration statement filed by the Company with the Commission for a public offering and sale of securities of the Company (other than a registration statement on Form S-8 or Form S-4, or their successors, or any other similar form, or any registration statement covering only securities proposed to be issued in exchange for securities or assets of another corporation).

              "Registration  Expenses"  means the expenses  described in Section
1.6.

              "Registrable Shares" means (a) the Shares, (b) the Warrants, (c) any Conversion Shares, and (d) any other shares of Common Stock issued in respect of the shares of Common Stock described in subparagraphs (a), (b), and
(c) above (because of stock splits, stock dividends, reclassifications, recapitalizations, or similar events); provided, however, that shares of Common Stock or Warrants which are Registrable Shares shall cease to be Registrable Shares upon any public sale pursuant to a Registration Statement, Section 4(1) of the Securities Act, or Rule 144 under the Securities Act.

              "Securities Act" means the Securities Act of 1933, as amended, or any similar federal statute, and the rules and regulations of the Commission issued under such Act, as they each may, from time to time, be in effect.

              "Shares" means shares of the Company's Common Stock which are issued pursuant to the Purchase Agreement.

              "Shareholder" means the Investor and any persons or entities to whom the rights granted under this Section 1 are transferred pursuant to Section 3 hereof.

              "Warrants" means the warrants to purchase shares of the Company's Common Stock which are issued pursuant to the Purchase Agreement.

         1.2 Sale or Transfer of Shares; Legend.
             ----------------------------------

              (a) Restriction.
              ----------------

                  (1) Registrable Shares Owned by Glentel. The Registrable Shares (other than the Warrants and the Conversion Shares) owned by Glentel and securities issued in respect of the Registrable Shares (other than the Warrants and the Conversion Shares) owned by Glentel shall not be sold or transferred for one year after the date of this Agreement without the prior written consent of the Company. After the first anniversary of this Agreement, the Registrable Shares (other than Warrants and the Conversion Shares) owned by Glentel and securities issued in respect of Registrable Shares (other than Warrants and the Conversion Shares) owned by Glentel will not be sold or transferred unless either (i) they first shall have been registered under the Securities Act and under any applicable state securities or blue sky laws or (ii) the Company first shall have been furnished with an opinion of legal counsel, satisfactory to the Company, to the effect that such sale or transfer is exempt from such registration requirements.

                  (2) Warrants and Conversion Shares. Warrants and the Conversion Shares owned by any Shareholder, including Glentel, may be sold or transferred at any time so long as the Shareholder complies with clause (i) or
(ii) in subparagraph (1) above.

              (b) Exceptions. Notwithstanding the foregoing, no registration or opinion of counsel shall be required for (i) a transfer by the Investor to an affiliate or relative of the Investor if the transferee agrees in writing to be subject to the terms of this Section 1 to the same extent as if he, she, or it were the Investor hereunder or (ii) a transfer made in accordance with Rule 144 under the Securities Act.

              (c) Legend. Each certificate representing the Registrable Shares and shares issued in respect of the Registrable Shares shall bear a legend substantially in the following form:

              "THE SHARES OR WARRANTS REPRESENTED BY THIS CERTIFICATE HAVE BEEN OFFERED FOR SALE ONLY OUTSIDE THE UNITED STATES IN RELIANCE UPON REGULATION S UNDER THE UNITED STATES SECURITES ACT OF 1933, AS AMENDED ("THE ACT"). THE SHARES OR WARRANTS HAVE NOT BEEN REGISTERED UNDER THE ACT AND MAY NOT BE OFFERED, SOLD, ASSIGNED, PLEDGED, HYPOTHECATED, ENCUMBERED OR IN ANY OTHER MANNER TRANSFERRED OR DISPOSED OF WITHIN THE UNITED STATES OR TO OR FOR THE ACCOUNT OR BENEFIT OF A U.S. PERSON (AS SUCH DEFINITION IS DEFINED IN REGULATION S UNDER THE ACT), UNLESS THE SECURITIES ARE REGISTERED UNDER THE ACT OR AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE ACT IS AVAILABLE. NO HEDGING TRANSACTIONS MAY BE MADE WITH RESPECT TO THESE SECURITIES WXCEPT AS PERMITTED UNDER THE ACT"

         The foregoing legend shall be removed from the certificates representing any Registrable Shares, at the request of the holder thereof, at such time as they become eligible for resale pursuant to Rule 144(k) under the Securities Act.

(d) Regulation S Compliance. The offer and sale of the Common Stock, Conversion Shares, and Warrants ("Securities") are exempt from registration under the United States Securities Act of 1933 ("Act") pursuant to the exemption provided therefrom under Regulation S. In accordance with Regulation S, the Investor represents as follows:

              (1) That Investor is not a "U.S. person" as defined in Rule 902(k) of Regulation S.

              (2) Investor has been apprised that the Securities have not been registered under the Securities Act and may not be offered or sold in the United States or to U.S. persons unless the Securities are registered under the Act or an exemption from the registration requirements of the Securities Acts available. Hedging transactions involving the securities may not be conducted unless in compliance with the act.

              (3) No offers to purchase the Securities were made to the Investor in the United States and at the time that the Investor buy order was originated, the Investor was outside the United States.

              (4) The Company represents that there have been no directed selling efforts for purposes of conditioning the market in the United States for any of the securities being offered herein including the placing of an advertisement in a publication with a general circulation in the United States that refers to the offering of Securities being made in reliance upon Regulation S.

              (5) Investor agrees to resell the Securities only in accordance with the provisions of this Regulation S, pursuant to registration under the Securities Act or pursuant to an available exemption from registration and agrees not to engage in hedging transaction with respect to such securities unless in compliance with the Securities Act.

              (6) The Investor is aware that the Company will refuse to register any transfer of securities not made in accordance with the provisions of Regulation S, pursuant to registration under the Securities Act or pursuant to an available exemption from regulation.

              (7) The securities may not be transferred during a distribution compliance period ending one year after the completion of this offering unless the purchases of the securities certifies that it is not U.S. person and is not acquiring the securities for the account or benefit of any U.S. person or is a U.S. person who purchased securities in a transaction that did not require registration under the Securities Act.

              (8) In connection with the exercise of a Warrant, the Investor will be required to provide a written certification that it is not a U.S. person and the warrant is not being exercised on behalf of the U.S. person.

         1.3 Required Registration. The Company agrees that it will file a Registration Statement with the Commission to register all of the Registrable Shares owned by all of the Shareholder within 270 calendar days from the date of this Agreement.

         1.4 Incidental Registration.
             -----------------------

              (a) Notice by Company. Whenever the Company proposes to file a Registration Statement (other than pursuant to Section 1.3 or an amendment to a Registration Statement that was filed before the date of this Agreement) that contemplates the sale or issuance of securities, including a Registration Statement to register securities owned by another security holder of the

Company and, for the purposes of this Section 1.4 only, a Registration Statement on a Form S-8), it will, prior to such filing, give written notice to the Shareholder of its intention to do so and, upon the written request of the Shareholder given within 10 days after the Company provides such notice, the Company shall use its best efforts (including filing a Registration Statement on a separate form, if necessary) to cause all Registrable Shares that Shareholder has requested the Company to register to be registered under the Securities Act to the extent necessary to permit their sale or other disposition in accordance with the intended methods of distribution specified in the request of the Shareholder. Notwithstanding the foregoing, the Company is not required to register any Shares that the Shareholder owns at the time it files the first new Registration Statement after the date of this Agreement (including a Registration Statement on a Form S-8) filed after the date of this Agreement if in the Company's belief, inclusion of such Shares would materially and adversely affect the success of the offering.

              (b) Underwriter's Cut-back. In connection with any offering under subsection 1.4(a) involving an underwriting, the Company shall not be required to include any Registrable Shares in such underwriting unless the holders thereof accept the terms of the underwriting as agreed upon between the Company and the underwriters selected by it, and then only in such quantity as will not, in the opinion of the underwriters, materially jeopardize the success of the offering by the Company. If in the opinion of the managing underwriter the registration of all, or part of, the Registrable Shares which the holders have requested to be included would materially and adversely affect such public offering, then the Company shall be required to include in the underwriting only that number of Registrable Shares, if any, which the managing underwriter believes may be sold without causing such material adverse effect, provided, however, that in no event will the amount of Registrable Shares included in the offering be reduced below the greater of (1) 10% of the total amount of securities included in the offering or (2) all of the Registrable Shares then owned by the Shareholder.

         1.5 Registration Procedures. If and whenever the Company is required by the provisions of this Agreement to file a Registration Statement or to use reasonable commercial efforts to effect the registration of any of the Registrable Shares under the Securities Act, the Company shall:

              (a) Filing. File with the Commission a Registration Statement with respect to such Registrable Shares and use reasonable commercial efforts to cause that Registration Statement to become and remain effective;

              (b) Amendments. As expeditiously as possible prepare and file with the Commission any amendments and supplements to the Registration Statement and the prospectus included in the Registration Statement as may be necessary to keep the Registration Statement effective for a period of not less than 60 days from the effective date;

              (c) Furnish Copies. As expeditiously as possible furnish to each selling Shareholder such reasonable numbers of copies of the prospectus, including a preliminary prospectus, in conformity with the requirements of the Securities Act, and such other documents as the selling Shareholder may reasonably request in order to facilitate the public sale or other disposition of the Registrable Shares owned by the selling Shareholder;

              (d) Blue Sky Registration. As expeditiously as possible use its best efforts to register or qualify the Registrable Shares covered by the Registration Statement under the securities or blue sky laws of such states as the selling Shareholder shall reasonably request, and do any and all other acts and things that may be necessary or desirable to enable the selling Shareholder to consummate the public sale or other disposition of the Registrable Shares owned by the selling Shareholder; provided, however, that the Company shall not be required in connection with this paragraph (d) to qualify as a foreign corporation in any jurisdiction, execute a general consent to service of process in any jurisdiction, or subject itself to taxation in any jurisdiction; and

              (e) List on Exchange. Use reasonable commercial efforts to cause the Registrable Shares to be listed on the principal securities exchange on which similar securities of the Company are then listed, if any, if the listing of such shares is then permitted under the rules of such exchange.

If the Company has delivered preliminary or final prospectuses to the selling Shareholder and after having done so the prospectus is amended to comply with the requirements of the Securities Act, the Company shall promptly notify the selling Shareholder and, if requested, the selling Shareholder shall immediately cease making offers of Registrable Shares and return all prospectuses to the Company. The Company shall promptly provide the selling Shareholder with revised prospectuses and, following receipt of the revised prospectuses and compliance with any related requirements of the Securities Act and any applicable state securities or blue sky laws, the selling Shareholder shall be free to resume making offers of the Registrable Shares.

         1.6 Allocation of Expenses. The Company will pay all Registration Expenses of all registrations under this Agreement; provided, however, that if a registration is withdrawn at the request of the Shareholder requesting such registration (other than as a result of information concerning the business or financial condition of the Company which is made known to the Shareholder after the date on which such registration was requested, the requesting Shareholder shall pay the Registration Expenses of such registration pro rata in accordance with the number of their Registrable Shares included in such registration. For purposes of this Section 1.6, the term "Registration Expenses" shall mean all expenses incurred by the Company in complying with this Section 1, including, without limitation, all registration and filing fees, exchange listing fees, printing expenses, fees of accountants for the Company, fees and disbursements of counsel for the Company, state securities or blue sky fees and expenses, and the expense of any special audits incident to or required by any such registration, but excluding underwriting discounts, selling commissions or any other brokerage or underwriting fees and expenses, and the fees and expenses.

         1.7 Indemnification.
             ---------------

              (a) By Company. In the event of any registration of any of the Registrable Shares under the Securities Act pursuant to this Agreement, the Company will indemnify and hold harmless the seller of such Registrable Shares, each underwriter of such Registrable Shares, and each other person, if any, who controls such seller or underwriter within the meaning of the Securities Act or the Exchange Act against any losses, claims, damages, or liabilities, joint or several, to which such seller, underwriter, or controlling person may become subject under the

Securities Act, the Exchange Act, state securities or blue sky laws, or otherwise, insofar as such losses, claims, damages, or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any Registration Statement under which such Registrable Shares were registered under the Securities Act, any preliminary prospectus, or final prospectus contained in the Registration Statement, or any amendment or supplement to such Registration Statement, or arise out of or are based upon the omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and the Company will reimburse such seller, underwriter and each such controlling person for any legal or any other expenses reasonably incurred by such seller, underwriter, or controlling person in connection with investigating or defending any such loss, claim, damage, liability, or action; provided, however, that the Company will not be liable in any such case to the extent that any such loss, claim, damage, or liability arises out of or is based upon (i) any untrue statement or omission made in such Registration Statement, preliminary prospectus, or prospectus, or any such amendment or supplement, in reliance upon and in conformity with information furnished to the Company, in writing, by or on behalf of such seller, underwriter, or controlling person specifically for use in the preparation thereof or (ii) the failure of such seller to deliver copies of the prospectus in the manner required by the Securities Act.

              (b) By Seller. In the event of any registration of any of the Registrable Shares under the Securities Act pursuant to this Agreement, each seller of Registrable Shares, severally (and not jointly or jointly and severally), will indemnify and hold harmless the Company, each of its directors and officers, each underwriter, if any, and each person, if any, who controls the Company or any such underwriter within the meaning of the Securities Act or the Exchange Act, against any losses, claims, damages, or liabilities, joint or several, to which the Company, such directors and officers, underwriter, or controlling person may become subject under the Securities Act, Exchange Act, state securities or blue sky laws, or otherwise, insofar as such losses, claims, damages, or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in any Registration Statement under which such Registrable Shares were registered under the Securities Act, any preliminary prospectus, or final prospectus contained in the Registration Statement, or any amendment or supplement to the Registration Statement, or arise out of or are based upon any omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading, if the statement or omission was made in reliance upon and in conformity with information furnished in writing to the Company by or on behalf of such seller, specifically for use in connection with the preparation of such Registration Statement, prospectus, amendment, or supplement; provided, however, that the obligations of a Shareholder hereunder shall be limited to an amount equal to the proceeds to the Shareholder arising from the sale of Registrable Shares as contemplated herein where any such losses, claims, damages, or liabilities are not determined to be caused at least primarily by any untrue statement of material fact made by, or any omission to state a material fact by, such Shareholder.

              (c)  Notice.  Each party  entitled to  indemnification  under this
Section 1.7 (the "Indemnified Party") shall give notice to the party required to provide indemnification (the "Indemnifying Party") within a reasonable period of time after such Indemnified Party has actual knowledge of any claim as to which indemnity may be sought, and shall permit the Indemnifying Party to assume the defense of any such claim or any litigation resulting therefrom; provided, however, that counsel for the Indemnifying Party, who shall conduct the defense of such claim or litigation, shall be approved by the Indemnified Party (whose approval shall not be withheld unreasonably). The Indemnified Party may participate in such defense at such party's expense; provided, however, that the Indemnifying Party shall pay such expense if representation of such Indemnified Party by the counsel retained by the Indemnifying Party would be inappropriate due to actual or potential differing interests between the Indemnified Party and any other party represented by such counsel in such proceeding. No Indemnifying Party in the defense of any such claim or litigation shall, except with the prior written consent of each Indemnified Party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect of such claim or litigation, and no Indemnified Party shall consent to entry of any judgment or settle such claim or litigation without the prior written consent of the Indemnifying Party.

         1.8 Indemnification with Respect to Underwritten Offering. In the event that Registrable Shares are sold pursuant to a Registration Statement in an underwritten offering pursuant to subsection 1.3(a), the Company agrees to enter into an underwriting agreement containing customary representations and warranties with respect to the business and operations of an issuer of the securities being registered and customary covenants and agreements to be performed by such issuer, including without limitation customary provisions with respect to indemnification by the Company of the underwriters of such offering.


         1.9 Information by Holder. Each Shareholder whose Registrable Shares are included in any registration shall furnish to the Company such information regarding such Shareholder and the distribution proposed by such Shareholder as the Company may request in writing if it is required in connection with any registration, qualification, or compliance referred to in this Section 1.

         1.10 Limitations on Subsequent Registration Rights. From and after the date hereof until the first anniversary of such date, the Company shall not, without the prior written consent of the Shareholder, enter into any agreement with any holder or prospective holder of any securities of the Company giving such holder or prospective holder any registration rights, the terms of which are more favorable than the registration rights granted herein, unless the Company shall offer such more favorable terms to the Shareholder.

         1.11 Rule 144 Requirements. At all times after the date hereof, the Company agrees to:

              (a)  Public   Information.   Make  and  keep  public   information
available, as those terms are understood and defined in Rule 144 under the Securities Act;

              (b) Reports. To file with the Commission in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act; and

              (c) Compliance Statement. Furnish to any holder of Registrable Shares upon request a written statement by the Company as to its compliance with the reporting requirements of Rule 144, and of the Securities Act and the Exchange Act, a copy of the most recent annual or quarterly reports of the Company, and such other reports and documents of the Company as such holder may reasonably request to avail itself of any similar rule or regulation of the Commission allowing it to sell any such securities without registration.

2.       Pre-Emptive  Right.
         ------------------

         2.1 Pre-Emptive Right. Any time the Company proposes to issue New Securities (as defined in Section 2.2) in an amount which, in any 90 day period, exceeds 10% of the number of such outstanding securities at the beginning of such 90 day period, Glentel will have the right to purchase a pro rata portion of those New Securities (the "Pre-Emptive Right"). Glentel's pro rata share for purposes of this Pre-Emptive Right is the ratio of the number of shares of Common Stock owned by Glentel (on an as-converted basis) immediately prior to the issuance of New Securities, to the total number of shares of Common Stock outstanding immediately prior to the issuance of New Securities, assuming full conversion of all securities and full exercise of all outstanding rights, options and warrants to acquire Common Stock of the Company. This Pre-Emptive Right shall be subject to the following provisions of this Section 2 or shall expire on the transfer(s) of grater than 50% of the Common Stock owned by Glentel.

         2.2 New Securities. "New Securities" shall mean any capital stock of the Company whether now authorized or not and rights options or warrants to purchase such capital stock, and securities of any type whatsoever that are, or may become, convertible into capital stock; provided that the term "New Securities" does not include (i) any advances already made under the Thomson Kernaghan Debenture Acquisition Agreement dated September 25, 1998 and amended April 27, 1999 (ii) securities purchased under the Purchase Agreement; (iii) securities issuable upon conversion or exercise of the securities purchased under the Purchase Agreement; (iv) securities issued pursuant to the acquisition of another business entity or business segment of any such entity by the Company by merger, purchase of substantially all the assets or other reorganization whereby the Company will own more than fifty percent (50%) of the voting power of such business entity or business segment of any such entity; (iv) any borrowing, direct or indirect, from financial institutions or other persons by the Company, whether or not currently authorized, including any type of loan or payment evidenced by any type of debt instrument, provided such borrowing does not have any equity features including warrants, options or other rights to purchase capital stock and are not convertible into capital stock of the Company; (v) securities issued to employees, consultants, officers or directors of the Company pursuant to any stock option, stock purchase or stock bonus plan, agreement or arrangement approved by the Board of Directors; (vi) securities issued in connection with any stock split, stock dividend or recapitalization of the Company; or (vii) any right, option or warrant to acquire any security convertible into the securities excluded from the definition of New Securities pursuant to subsections (i) through (vi) above.

         2.3 Notice. In the event the Company proposes to undertake an issuance of New Securities, it shall give Glentel written notice of its intention, describing the type of New Securities, and their price and the general terms upon which the Company proposes to issue the same. Glentel will then have 7 calendar days after the date such notice is delivered to Glentel to agree to purchase its pro rata share of such New Securities for the price and upon the terms specified in the notice by giving written notice to the Company and stating therein the quantity of New Securities to be purchased.

         2.4 Selling Period. The Company shall have 120 calendar days from the expiration of the 20 day period set forth in Section 2.3 to sell or enter into an agreement (pursuant to which the sale of New Securities covered thereby shall be closed, if at all, within 120 calendar days from the date of said agreement) to sell the New Securities at a price and upon terms no more favorable to the purchasers thereof than specified in the Company's notice to Glentel pursuant to
Section 2.3. In the event the Company had not sold the New Securities within said 120 day period or entered into an agreement to sell the New Securities in accordance with the foregoing within said 120 day period from the date of said agreement, the Company shall not thereafter issue or sell any New Securities, without first again offering such securities to Glentel in the manner provided in Section 2.3 above.

         2.5 Transfer of Pre-Emptive Right. The Pre-Emptive Right set forth in this Section 4 may be transferred or assigned by Glentel only to a transferee or assignee of not less than 50% of the Common Stock owned by Glentel (as currently constituted and subject to subsequent adjustments for stock splits, stock dividends, reverse stock splits, and the like), provided that the Company is given written notice prior to said transfer or assignment, stating the name and address of the transferee or assignee and identifying the securities with respect to which such registration rights are being transferred or assigned, and, provided further, that the transferee or assignee of such rights assumes in writing the obligations of Glentel under this Agreement.

3. Forced Exercise of Warrants. At any time following the registration of the Warrants, the Company may within one business day following any period in which the closing price of its Common Stock as listed on any U.S. public exchange or OTC-BB exceeds $8.50 on each of any consecutive 30 day period issue a written notice to the Investor demanding the exercise of the Warrants. The Investor within 30 days following receipt of this notice shall exercise all the Warrants held by them. Notwithstanding the foregoing an Investor shall not be required to exercise a Warrant if on any one day during this 30 day period following the receipt of this notice the closing price of the Common Stock as listed on any U.S. Public exchange or OTC-BB is less than $8.50.

4. Board of Directors and Committees. The Company agrees to nominate Thomas E. Skidmore to the Board of Directors of the Company within 60 days of the date of this Agreement and to nominate Mr. Skidmore for election to the Board of Directors of the Company annually until Mr. Skidmore delivers to the Company a written resignation from the Board of Directors.

5.       Transfers of Certain Rights.
         ---------------------------

         5.1 Transferees. Any transferee to whom rights under this Agreement are transferred shall, as a condition to such transfer, deliver to the Company a written instrument by which such transferee agrees to be bound by the obligations imposed upon the Investor under this Agreement, to the same extent as if such transferee were a Shareholder hereunder.

         5.2 Subsequent Transferees. A transferee to whom rights are transferred pursuant to this Section 5 may not again transfer such rights to any other person or entity, other than as provided in subsection 5.1 above.

6.       Miscellaneous.
         -------------

         6.1 Successors and Assigns. The provisions of this Agreement shall be binding upon, and inure to the benefit of, the respective successors, assigns, heirs, executors and administrators of the parties hereto. Nothing in the Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and assigns any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

         6.2 Waivers and Amendments. Neither this Agreement nor any provisions hereof may be amended, changed, waived, discharged, or terminated orally, but only by a written statement signed by Glentel and the Company.

         6.3 Governing Law. This Agreement shall be governed in all respects by the laws of the Province of Alberta, Canada, without regard to the conflict-of-laws rules or principle that might refer to the governance or construction of this Agreement to the law of another jurisdiction.

         6.4 Entire Agreement. This Agreement (together with the Purchase Agreement) constitutes the full and entire understanding and agreement between the parties with regard to the subjects addressed herein.

         6.5 Notices. All notices and other communications required or permitted hereunder shall be effective upon receipt and shall be in writing and may be delivered in person, by telecopy, electronic mail, overnight delivery service, or U.S. or Canadian mail (in which event it may be mailed by first-class, certified or registered, postage prepaid), addressed (a) if to the Shareholder, at such address as the Shareholder shall have furnished the Company in writing, or, until any such holder so furnishes an address to the Company, then to and at the address of the last holder of such securities who has so furnished an address to the Company, or (b) if to the Company, at its address set forth at the beginning of this Agreement, or at such other address as the Company shall have furnished to the each Shareholder in writing.

         6.6 Titles and Subtitles. The titles of the sections and paragraphs of this Agreement are for convenience of reference only and are not to be considered in construing this Agreement.

         6.7 Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which together shall constitute one instrument.

         IN WITNESS WHEREOF, the parties have executed this Agreement effective the date first above written.


                                   COMPANY:

                                   JAWS TECHNOLOGIES, INC.


                                   By:
                                        ----------------------------------------
                                        Name:
                                             -----------------------------------
                                        Title:
                                              ----------------------------------

                                   INVESTOR:

                                   GLENTEL, INC.

                                   By:
                                        ----------------------------------------
                                        Name:
                                             -----------------------------------
                                        Title:
                                              ----------------------------------



                                            SCHEDULE 1


                INVESTOR                    NUMBER OF SHARES OF COMMON      NUMBER OF WARRANTS
                                                      STOCK                                                CONSIDERATION


Glentel Inc.                                        1,000,000                     834,000                  $1,500,008.34
Suite 2700
4710 Kingsway                                                                                           ($1.5 per Share and
Burnaby, British Columbia                                                                               $.00001 per Warrant)
V5H 4M2

Attention:  Thomas E. Skidmore

Legal Counsel
Blackwell Sanders Peper Martin LLP
2300 Main Street, Suite 1000
Kansas City, Missouri  64108
Attention:  James A. Ash, Esq.